Exhibit 99.1 Corporate Overview September 2022 1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statement describing Acumen’s goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement. Words such as “believes,” “expects,” “anticipates,” “could,” “would,” “seeks,” “aims,” “plans,” “potential,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning Acumen’s business, Acumen’s ability to achieve its strategic and financial goals, including its projected use of cash, cash equivalents and marketable securities and the sufficiency of its cash resources, and the therapeutic potential of Acumen’s product candidate, ACU193, including its potential for improved safety and efficacy as compared to other monoclonal antibodies in development, as well as the expectations concerning the INTERCEPT-AD trial and Acumen’s planned Phase 2/3 clinical trial, including the expected timing of initiation, enrollment and reporting data, and risks and uncertainties relating to the progression and duration of the COVID-19 pandemic and responsive measures thereto and related effects on Acumen. These statements are based upon the current beliefs and expectations of Acumen management, and are subject to certain factors, risks and uncertainties, particularly those inherent in the process of discovering, developing and commercializing safe and effective human therapeutics. Such risks may be amplified by the impacts of the COVID-19 pandemic. These and other risks concerning Acumen’s programs are described in additional detail in Acumen’s filings with the Securities and Exchange Commission (“SEC”), including in Acumen’s10-Q for the quarter ended June 30, 2022, and future filings and reports by Acumen. Copies of these and other documents are available from Acumen. Additional information will be made available in other filings that Acumen makes from time to time with the SEC. These forward-looking statements speak only as of the date hereof, and Acumen expressly disclaims any obligation to update or revise any forward-looking statement, except as otherwise required by law, whether, as a result of new information, future events or otherwise. In this presentation, references to cash also include cash equivalents. 2

# Advancing a Potential Best-/First-In-Class Antibody Product for Early Alzheimer's disease (Early AD)

**Alzheimer's Represents an Enormous Market** Driven by **High Unmet Need** and **Recent Scientific and Regulatory Momentum**

**Scientific Consensus** Supports **Amyloid-Beta Oligomers (AβOs)** as the **Most toxic form of Aβ** and a Novel Target for **Effective AD Treatment**

**ACU193: First, Clinical-Stage** Monoclonal Antibody (mAb) to **Selectively Target AβOs** and has Promising Pre-Clinical Evidence Supporting its Differentiation

**Experienced Leadership** Comprised of Industry Leaders with AD Drug Discovery, Development, and Regulatory Expertise from **Eli Lilly & Co.**

**Strong Balance Sheet: ~$210M in cash at 30-Jun-22**

July 2021 IPO ~$184M Gross

RA Capital
Deep Track
Sands Capital
PBM Capital

**Phase 1 Clinical Trial in Early AD** Patients Ongoing

**Proof of Mechanism**
Target Engagement
Safety Data
**Topline Results Expected 1H 2023**

We believe that Acumen has the organizational expertise and fiscal resources to advance ACU193 through 2025.

3

Acumen Business Strategy – 2022-2025 → Rapidly advance ACU193 through clinical development in patients with early AD; → Evaluate combination approaches to complement our core ACU193 monotherapy strategy; → Selectively explore potential of ACU193 for other diseases; → Expand our product portfolio by in-licensing and/or developing additional candidates and/or alternative formulations for or derivatives of ACU193; and → Optimize value of ACU193 and future drug candidates in major markets. 4

INTERCEPT-AD Trial Update – 3Q 2022 • INTERCEPT-AD: Phase 1 clinical trial of ACU193 in patients with early AD (RCT) → Topline results (Proof of Mechanism) following full database lock expected in 1H 2023 § Safety / ARIA-E § PK § Target engagement → Trial enrollment on-going at 15 active sites, 2 additional sites selected for potential activation → Strong cash position has provided us the ability to expand study footprint to support recruitment and complete follow-up period (Cohort 7 Day 168) prior to read out → Complete trial results anticipated for presentation at major Alzheimer’s meeting in 1H 2023 • Phase 2/3 ‘Ready’ Activities → Chronic GLP toxicity testing ongoing → New drug substance production process and drug product formulation being finalized → Developing Phase 2/3 study for ACU193; design and planning for FDA End of Phase 2 meeting 5

AD, Amyloid & Abeta Oligomers

Alzheimer’s Pathophysiology Build-up of amyloid-beta (Aβ) is believed to lead to neurodegeneration and dementia Previous and current anti-amyloid and related drug targets have attempted to intervene γ secretase Amyloid β (Aβ) Inhibitors Anti-monomer Aβ mAb Amyloid plaque Aβ monomers Anti-amyloid plaque mAb Aβ fibrils BACE inhibitors Aβ oligomers Anti-Aβ Symptomatic and oligomer mAb neuroprotective treatments Tau destabilization Tau directed treatments Data indicate that soluble amyloid β oligomers (AβOs) are the most toxic species and should be preferentially targeted for removal. 7

What is an Aβ Oligomer? AβOs may consist of 2 to >200 Aβ peptides. Figure 1. AβOs composed of 3 (a) and 18 (b) Aβ peptides are depicted below. (b) (a) ____________________ Sources: Kelley et al. J Chem Physics 2008. Quaternary structures of Aβ oligomers, protofibrils and fibrils Figure 2. Atomic force microscopy images of representative steps of amyloid aggregation: (A) oligomers; (B) protofibrils; (C) mature fibrils. Scan size 1.0 µm. Z range (A) 8.0 nm; (B) 15 nm; (C) 20 nm. ____________________ Source: Relini et al. Biomolecules 2014 . 8

# Scientific Evidence Supports Anti-AβO Hypothesis

Predominant forms of Aβ in AD: Aβ monomers (non-toxic), AβOs, Aβ fibrils, and amyloid plaques



γ-secretase
β-secretase
Amyloid β (Aβ)
Aβ monomers
Aβ Oligomers
AβOs bind to neurons, impair synaptic function, contribute to impairment of memory and cognition, and induce tau hyper phos-phosphorylation
Amyloid plaque
plaques serve as a reservoir of Abeta and may induce toxicity due to Inflammatory responses microglial and astrocytic activation
Microglia
Astrocyte
Aβ fibrils

Growing understanding of disease mechanisms indicate that AβOs are the most toxic Aβ species and have the potential to be an ideal target for effective AD therapy

*Sources: Adopted From: Selkoe, Hardy EMBO Molecular Medicine, 2016*
*Cline, Journal of Alzheimer's Disease, 2018*

**The only approved antibody product for AD and three late stage products all preferentially target amyloid plaques with only limited effects on AβOs. Acumen's drug candidate ACU193 targets AβOs.**

9

ACUMEN

# ACU193 Positioning Relative to Late-stage and Approved Anti-Aβ/plaque mAbs bapineuzumab*
IgG1, Ph3, stop
solanezumab
IgG1, Ph3 stop, A4, DIAN
crenezumab
IgG4, Ph3 stop, API 1H22
Amyloid plaque
Aβ monomers
Aβ oligomers
Aβ protofibrils
donanemab*
IgG1
Ph2 positive
Filing AAP 2Q22
Ph3 1H23
gantenerumab*
IgG1
Ph3 4Q22
aducanumab*
IgG1
Approved (AAP),
CMS CED
commercial stop
lecanemab
IgG1
AAP filed 2Q22
Ph3 3Q22
ACU193
IgG2m4, Ph1
ACUMEN

**ACU193's high selectivity for AβOs combined with an expected lack of ARIA-related safety concerns is anticipated to provide superior cognitive efficacy compared to anti-plaque mAbs**

- IgG1 monoclonal antibodies that bind amyloid plaque are associated with high rates of ARIA-E. See e.g., *Plotkin, Neurobiology of Disease*, 2020.
- There have been no head-to-head clinical trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates.

ACUMEN

# Positive Signals and Proof of Concept from Recent Phase 2-3 Anti-Amyloid mAb AD Studies

## Percent Slowing of Cognitive/Functional Decline*

| Measured Outcome** | solanezumab EXPEDITION 3 (Phase 3) | aducanumab EMERGE (Phase 3) | aducanumab ENGAGE (Phase 3) | lecanemab BAN2401 (Phase 2) | donanemab (Phase 2) |
|---|---|---|---|---|---|
| ADAS-cog | -11% | -27% | -12% | -47% | -39% |
| ADCS-ADL | -15% | -40% | -18% | N.A. | -23% |
| CDR-SB | -15% | -23% | 2% | -26% | -23% |
| MMSE | -13% | -15% | 3% | N.A. | -21% |
| iADRS | -11% | N.A. | N.A. | N.A. | -32% |

* Percent Slowing = P[1- [(endpoint score-baseline score)active/(endpoint score-baseline score)placebo]]*100%*(-1)

** ADAS-cog: Alzheimer's Disease Assessment Scale – Cognitive Subscale
ADCS-ADL: Alzheimer's Disease Cooperative Study – Activities of Daily Living
CDR-SB: Clinical Dementia Rating – Sum of Boxes
MMSE: Mini-Mental State Examination
iADRS: Integrated Alzheimer's Disease Rating Scale

Note: ENGAGE Post-Protocol Version 4 – at least 14 doses of 10 mg/kg, High Dose cohort achieved 27% improvement on CDR-SB compared to placebo

"We're looking for a biological foothold against Alzheimer's that we can build on. And so, these effects are small, but I think they are meaningful, and I hope they're the beginning of a process that we can add to." *- Stephen Salloway, MD of Brown University+*

*+Source: Wall Street Journal, Biogen Details Case for Controversial Alzheimer's Drug, published December 5, 2019. See e.g., Plotkin, Neurobiology of Disease, 2020. There have been no head-to-head clinical trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates.*

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ACUMEN

# Anti-plaque mAbs demonstrate dose-related ARIAs that will likely limit their use

## Percent of ARIA Events for Anti-Aβ/plaque mAbs*

| | TARGETING AB MONOMERS | | TARGETING AMYLOID PLAQUES | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | solanezumab EXPEDITION 3 (Phase 3) | | aducanumab EMERGE (Phase 3) | | | aducanumab ENGAGE (Phase 3) | | | lecanemab BAN2401 (Phase 2) | | donanemab (Phase 2) | |
| | PC | Treated | PC | Low | High | PC | Low | High | PC | High | PC | Treated |
| ARIA-E | 0.2% | 0.1% | 2.2% | 26.1% | 34.4% | 3.0% | 25.6% | 35.7% | 0.8% | 9.9% | 0.8% | 27.5% |
| ApoE ε4 carriers | | | 1.9% | 29.8% | 42.5% | 2.4% | 28.7% | 41.8% | 1.2% | 14.6% | 3.6% | 44.0% |
| ApoE ε4 non-carriers | | | 2.9% | 18.1% | 17.9% | 4.3% | 17.5% | 27.7% | 0.0% | 8.0% | | |
| Any ARIA E or H | | | 10.3% | 32.8% | 41.2% | 9.8% | 30.7% | 40.3% | | N.A. | 8.0% | 38.9% |

* PC = Placebo, Low = Low Dose; High = High Dose

Shows the absence of ARIA after treatment with antibodies targeting Aβ monomers (solanezumab) in comparison to the increasing presence of ARIA after treatment at increasing dose levels with antibodies targeting amyloid plaques (aducanumab, BAN2401, and donanemab), indicate that ARIA results from the removal of amyloid plaques around blood vessels and likely does not result from treatment with antibodies that target other species of Aβ, i.e. Aβ monomers and AβOs.

**ARIA-E represents a dose limiting adverse effect for mAbs with amyloid plaque binding. We believe antibodies that avoid ARIAs should be safer and more feasible to administer, possibly at higher doses.**

**There have been no head-to-head clinical trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates.**

ACUMEN

# ACU193's High Selectivity for toxic AβOs, Combined with its Expected Lack of ARIA-related Safety Concerns, Is Anticipated to Provide Superior Efficacy Compared to Peers

| | | TARGET SELECTIVITY+ | | | | SAFETY PROFILE |
|---|---|---|---|---|---|---|
| Company | Asset | Amyloid plaque | Aβ fibrils | Aβ monomers | Aβ oligomers | Lack of ARIA-related safety concerns |
| ACUMEN | ACU193 | ✗ | untested | ✗ | ✓ | ✓ |
| Biogen | Aduhelm™ | ✓ | ✓ | ✗ | ✓ | ✗ |
| Eisai / Biogen | lecanemab | ✓ | ✓ | ✗ | ✓ | ✗ |
| Roche | gantenerumab | ✓ | ✓ | ✗ | ✓ | ✗ |
| Lilly | donanemab | ✓ | untested | ✗ | ✗ | ✗ |
| Lilly | solanezumab* | ✗ | ✗ | ✓ | ✗ | ✓ |
| Roche / Genentech | crenezumab* | ✓ | ✓ | ✓ | ✓ | ✓ |
| Pfizer / Janssen | bapineuzumab* | ✓ | ✓ | ✓ | ✓ | ✗ |

**Phase 3 discontinued for primary AD indication.*

*+ There have been no head-to-head trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates..*

13

ACUMEN

ACU193: Our differentiated approach

# Target Product Profile: ACU193 Best-in-Class, 1st line, anti-AβO, Disease-modifying Immunotherapy for Early AD

**DRUG:**

ACU193 is a humanized, affinity-matured, mAb with high selectivity for toxic **AβOs vs. Aβ monomers (>500x)** and amyloid plaques.

**ACU193 is an IgG2m4 subclass** mAb which lacks inflammatory effector functions of other IgG subclasses.


Aβ oligomers
ACU193

**POPULATION:**

Early AD - Mild Cognitive Impairment and Mild Dementia due to AD (amyloid positive by PET)

**DOSING:**

IV infusion every 4 weeks

**DURATION:**

Chronic therapy for duration of Early AD



**VALUE PROPOSITION:**

**Selectivity for toxic AβOs is expected to provide superior cognitive efficacy** and **improved safety and tolerability** relative to non-selective anti-Aβ/plaque mAbs, including:

- Slowing the decline of memory and cognition in Early AD
- Decreasing AβO induced synaptic and neuronal network toxicity
- Slowing disease progression and downstream effects on tau, neurodegeneration, and neuro-inflammation
- With expected low rate of ARIA
- **Effective as stand-alone therapy or potentially in combination with other symptomatic, anti-inflammatory, and/or tau directed therapies**

15

ACUMEN

# ACU193: Extensive Data Package Supporting Development

**SELECTIVITY**

- Nanomolar affinity for AβOs, >500-fold greater selectivity for AβOs over Aβ monomer, with limited or no discernable binding to vascular amyloid or dense core amyloid plaques
- Binds broad range of endogenous AβOs present in transgenic mice and human AD samples (binds dimers to mid-sized molecular weight AβOs)

**PHARMACOLOGY**

- Dose-dependent effects in multiple in vitro neuroprotection assays
- Positive memory and behavioral effects in multiple in vivo transgenic mouse models for AD

**PK/PD**

- Brain penetration and biodistribution demonstrated in multiple species
- Performs like other peripherally administered CNS mAbs

**SAFETY**

- IgG2m4 subclass lacks inflammatory effector function signaling (C1q, FcγR1, FcγRIII)
- Microhemorrhage studies show no increased risk of microhemeorrhage
- GLP studies demonstrated acceptable safety margin for clinical dosing plans

frontiers | Frontiers in Neuroscience
REVIEW
published: 26 April 2022
doi: 10.3389/fnins.2022.848215

**ACU193: An Immunotherapeutic Poised to Test the Amyloid β Oligomer Hypothesis of Alzheimer's Disease**

*Grant A. Krafft*, Jasna Jerecic, Eric Siemers and Erika N. Cline*

*Acumen Pharmaceuticals, Inc., Charlottesville, VA, United States*

**ACU193 is a promising immunotherapy for Early AD expected to provide meaningful cognitive and functional benefits, slow disease progression, and offer an attractive safety profile.**

16

ACUMEN

SELECTIVITY ACU193 is the First mAb Developed to Selectively Target AβOs Highly selective for Aβ oligomers versus Aβ monomers ACU193 Selectivity in presence of ACU193 Selectivity 5μM monomeric Aβ Log [Competing Antigen] μM ACU193 Log μM Even in the presence of a large excess of Aβ monomer, Binding of ACU193 to AβOs >500x binding of ACU193 to AβOs is unchanged binding to Aβ monomer ACU193 selective binding to AβOs is preserved even in the presence of a large excess of Aβ monomer which is present in brain – limited target distraction. 17 % Percent Control AβOs binding (RLUs)

SELECTIVITY ACU193 has a greater preference for AβOs than other mAbs Comparison of Aβ species-mAb complex signals across SEC fractions Synthetic AβOs SEC ACU193 binds to a wide range of oligomeric species of Aβ that are differentiated from those bound by hu266 (solanezumab) or hu3D6 (bapineuzumab). 18

SELECTIVITY ACU193 is highly selective for AβOs versus Aβ plaques ACU193 staining in human AD brain slices ACU193 (red) binds non-Thioflavin S positive Aβ (green) AD Hippocampus AD Hippocampus ACU193/AβOs species ThioS/amyloid plaque ACU193 has little or no binding to thioflavin S positive fibrillar Aβ plaque in human AD brain tissue. ____________________ Sources: E. Cline et al. CTAD 2019. 19

SELECTIVITY PHARMACOLOGY

# AβOs Bind to Neurons and are Toxic; mouse analogue of ACU193 prevents toxicity

After binding to neurons, AβOs disrupt Long Term Potentiation (LTP) and cause pathologic increases in intracellular calcium that is destructive to cells.

**ACU3B3 prevents AβO inhibition of hippocampal LTP *ex vivo***



normalized fEPSP slope
2.5
2.0
1.5
1.0
0
20
40
60
time [min]
Control
Aβ42 (50 nM)
Aβ42 (50 nM) + ACU3B3 (100 pM)

**ACU3B3 prevents AβO mediated Ca2+ elevation in cell cultures**



Primary Neuronal Cultures
Ca2+ Overload (%)
20
15
10
5
0
resting
treated
*
*
ACU3B3
Boiled ACU3B3
Veh. Control

Note: (1) ACU3B3 is the mouse monoclonal antibody precursor to and equivalent of humanized ACU193

**ACU3B3 prevents changes in aberrant neuronal activity underlying memory loss in AD and prevents AβO mediated disruption of calcium homeostasis in neuronal cultures.**

20

ACUMEN

SELECTIVITY PHARMACOLOGY Treatment of a Transgenic Mouse Model of AD results in Behavioral Improvements Murine parent version of ACU193 (ACU3B3) was used to treat younger mice with depositing plaque or older mice with abundant plaque Morris Water Maze Open Field MWM swim speed Open field total abnormality distance measurement, (**p<0.02). APP-Veh vs. APP-3B3, *p=0.029. Deficits in younger (5-7 months) transgenic mice are Deficits in older (9-10 months) transgenic mice are markedly reduced with treatment markedly reduced with treatment 21

SELECTIVITY PHARMACOLOGY PK/PD ACU193 Enters the CNS and Binds to AβOs in Transgenic Mice in Dose Dependent Manner ACU193 engages target AβOs in transgenic mouse brain (tg2576) in dose dependent manner. Ability to push doses higher in patient clinical trials may provide increased target coverage. 22

Clinical Development Plans

(ACU-001) INTERCEPT-AD trial: Phase 1 Overview TRIAL Randomized Placebo Controlled Phase 1 DESIGN: • Part A : Single-Ascending Doses • Part B : Multiple-Ascending Doses ENROLLMENT Early AD CRITERIA: • Mild Cognitive Impairment and Mild Dementia due to AD (amyloid positive by PET) TRIAL Proof of Mechanism (PoM) OBJECTIVES: — Safety and tolerability — Pharmacokinetics — Target Engagement — Biomarkers; cognition For more information on the INTERCEPT-AD trial, see https://clinicaltrials.gov/ct2/show/NCT04931459. 24

INTERCEPT-AD a Randomized Placebo Controlled Phase 1 in Early AD patients 60mg COHORT 4: ≥ 1wk 60 mg/kg ACU193 PART A: or Placebo SINGLE- COHORT 3: ASCENDING DOSE 25mg ≥ 1wk 25 mg/kg ACU193 n = 8 per cohort (32 total) or Placebo COHORT 2: ≥ 1wk 10 mg/kg ACU193 10mg or Placebo ≥ 1wk COHORT 1: 2 mg/kg ACU193 60mg COHORT 7: 2mg or Placebo ≥ 4wk 60 mg/kg ACU193 or Placebo (Q2W) ≥ 1wk 60mg COHORT 6: PART B: 60 mg/kg ACU193 or Placebo (Q4W) MULTIPLE- ASCENDING DOSE COHORT 5: 10 mg/kg ACU193 n = 10 per cohort (30 total) 10mg or Placebo (Q4W) 25

# Phase 1 Objectives: Proof of Mechanism –Ability to move to Phase 2/3

1. **SAFETY AND TOLERABILITY**
    - Assessment of ARIA-E
    - Absence of problematic immunogenicity
2. **PHARMACOKINETICS**
    - Peripheral and Central
3. **EVIDENCE OF TARGET ENGAGEMENT**
    - CSF level of ACU193:AβO complexes (bound)
4. **FLUID BIOMARKER EFFECTS**
    - Phospho-tau, Neurofilament light, et. al.
5. **CLINICAL MEASURES**
    - Assessment of clinical cognitive measures, computerized tests (Cogstate Ltd.)
6. **MRI EFFECTS**
    - Potential improvements in cerebral blood flow shown with MRI ASL pulse sequence

## PROOF OF MECHANISM

Requirements for Phase 2/3

- ✓ Acceptable safety and tolerability
- ✓ Show ACU193 gets into central compartment
- ✓ Target engagement
- ✓ Other indicators of target mechanism of action

**Topline Results anticipated in 1H 2023: primary outcomes Safety / ARIA-E, PK and Target Engagement. Detailed study results anticipated to be presented at major Alzheimer's meeting.**

26

ACUMEN

Cogstate

# Cogstate computerized test battery

| Test | Domains tested | Time (minutes) |
|---|---|---|
| International shopping list test (immediate) | Immediate recall | 5 |
| Cogstate brief battery | Attention, working memory, learning | 15 |
| International shopping list test (delayed) | Delayed recall | 1 |
| Groton maze learning test | Executive function | 7 |
| International digit-symbol substitution test | Processing speed | 3 |
| | | Total = 31 |

Frequency of administration sensitivity of battery offers improved possibility to observe effects.

27

ACUMEN

# Arterial Spin Labelling (ASL) as an MRI measure of cerebral blood flow

170 N. Zhang et al. / Neuroscience and Biobehavioral Reviews 72 (2017) 168–175



**Fig. 1.** Processed CBF images measured with ASL of a young and an old healthy control from our database. The top row images are from a 32 year-old woman, and the bottom row images are from an 80 year-old man. The reduction of CBF can be readily observed in widespread brain areas of the older subject compared with the younger subject.

## Literature supports use of ASL to assess hypoperfusion in AD

- Mild cognitive impairment patients show hypoperfusion in parietal cortex, precuneus, posterior cingulate cortex and medial temporal lobe
- AD patients show global hypoperfusion, but especially cingulate, precuneus, parietal lobes and inferior frontal regions
- Perfusion correlates with several neuropsychological tests
- Hypoperfusion can be improved in middle and posterior cingulate cortex with cholinesterase inhibitors and was associated with improvement in ADAS-cog scores

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ACUMEN

ACU193 Development Summary ⇒ Non-clinical data consistent with toxicity of Aβ oligomers and selective binding of ACU193 to Aβ oligomers – differentiated profile ⇒ Enrollment in a Phase 1study assessing safety, PK and target engagement is ongoing ⇒ Although unlikely with this small sample size, the possibility of improvement in cognitive scales, computerized cognitive testing and cerebral blood flow will also be assessed as exploratory outcomes in the Phase 1 study ⇒ Anticipate next clinical study, with success in Phase 1, to be Phase 2/3 starting as Proof-of-Concept trial with potential to expand to a Phase 3 registration study based on an expansion analysis 29

Business Considerations

Experienced in AD/neuro drug development ACUMEN LEADERSHIP TEAM ERIC SIEMERS, MD JANICE HITCHCOCK, PHD DANIEL O'CONNELL Chief Medical Officer VP Regulatory Affairs President & CEO ROBERT DEAN, MD, PHD RUSSELL BARTON MATT ZUGA Sr. Development Advisor Chief Operating Officer Chief Financial Officer & Chief Business Officer SIEW TIN GAN LIEAN SCHENK JASNA JERECIC, PHD VP, Head of CMC Head of Clinical Analytical Methods Operations Leader, Research Scientist Acumen team has decades of experience in Alzheimer’s drug discovery and development. 31

ACU193 IP & Market Exclusivity • Exclusive, perpetual, worldwide, royalty-free license from Merck to all Merck Amyloid Derived Diffusible Ligand (ADDL) IP including, issued ACU193 patents • ACU193 Global IP estate: ü Issued patents in 19 countries ü Composition of matter patents and methods of use run into July 2031 ü Patent term extensions available, 3-5 years depending on jurisdiction • Biologics market exclusivity is expected for ACU193 as a novel biologic drug ü US provides 12 years market exclusivity for novel biologics ü Europe provides 10 years of market exclusivity for novel biologics 32

Acumen is Well Capitalized, with Expected Cash Runway through 2025 STATUS/ MILESTONES EXPECTED TIMING ~$210M Initiated Ph1 clinical trial INTERCEPT-AD ü Cash, cash equivalents and marketable securities as of June 30, 2022 INTERCEPT-AD Trial updates 2022 Proof of Mechanism Topline Results 1H 2023 We believe that Acumen has the organizational expertise and cash and marketable securities on hand to advance ACU193 through 2025. 33

ABOS: Key Takeaways Massive unmet need in AD, recent favorable trends and cumulative learnings position field for future successes Upcoming sector catalysts 2H22 - 1H23 Differentiated Product Candidate targeting toxic AβOs Experienced AD drug development team Blue chip investors, very strong balance sheet and cash $ runway with multiple milestones through 2025 Value-inflection clinical data 1H2023 34

Thank you! 35